MFS(R) INTERNATIONAL DIVERSIFICATION FUND

                  Supplement to the October 1, 2004 Prospectus

Effective immediately, the "Expense Table", under the "Expense Summary" section, is hereby restated as follows:

Expense Table

The table describes the fees and expenses that you may pay when you buy, redeem and hold shares of the fund. In addition to the fees and expenses which you bear directly, you will indirectly bear the fund's pro rata share of the fees and expenses of the underlying funds in which the fund invests. Information on these indirect underlying fund expenses is included in the fund's fee table.

Shareholder Fees (fees paid directly from your investment):

                                                  Class A and    Class B and     Class C and     Class R1 and        Class I
                                                   Class 529A     Class 529B      Class 529C        Class R2
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price) ...............         5.75%          0.00%          0.00%            0.00%            0.00%
Maximum Deferred Sales
Charge (Load) (as a percentage
of original purchase price or
redemption proceeds,
whichever is less)...........................     See Below#         4.00%          1.00%            0.00%            0.00%
Maximum Redemption Fee
(as a percentage of
amount redeemed),
if applicable##..............................         2.00%          2.00%          2.00%             N/A             2.00%


Annual Fund Operating Expenses (expenses that are deducted from fund assets):

                                                     Class A        Class B        Class C        Class R1         Class R2
Management Fee...............................          0.00%          0.00%          0.00%           0.00%          0.00%
Distribution and Service (12b-1) Fees(1).....          0.35%          1.00%          1.00%           0.50%          0.50%
Other Expenses(2)............................          0.42%          0.42%          0.42%           0.42%          0.67%(5)
                                                       -----          -----          -----           -----          --------
Total Annual Fund Operating Expenses.........          0.77%          1.42%          1.42%           0.92%          1.17%
   Fee Reductions(3).........................         (0.32)%        (0.32)%        (0.32)%         (0.32)%        (0.32)%
                                                      -------        -------        -------         -------        -------
Net Expenses.................................          0.45%          1.10%          1.10%           0.60%          0.85%
   Estimated Indirect Expenses
     of Underlying Funds(4)..................          1.34%          1.34%          1.34%           1.34%          1.34%
                                                       -----          -----          -----           -----          -----
Total of Net Expenses and Underlying
  Funds Operating Expenses(3)................          1.79%          2.44%          2.44%           1.94%          2.19%

                                                           Class 529A         Class 529B        Class 529C         Class I
Management Fee.....................................            0.00%             0.00%               0.00%            0.00%
Distribution and Service (12b-1) Fees(1)...........            0.35%             1.00%               1.00%            0.00%
Other Expenses(2)..................................            0.67%(6)          0.67%(6)            0.67%(6)         0.42%
                                                               -----             -----               -----            -----
Total Annual Fund Operating Expenses...............            1.02%             1.67%               1.67%            0.42%
    Fee Reductions(3)..............................           (0.32)%           (0.32%)             (0.32)%          (0.32)%
                                                              -------           -------             -------          -------
Net Expenses.......................................            0.70%             1.35%               1.35%            0.10%
    Estimated Indirect Expenses of
      Underlying Funds(4)..........................            1.34%             1.34%               1.34%            1.34%
                                                               -----             -----               -----            -----
Total of Net Expenses and Underlying Funds
  Operating Expenses(3)............................            2.04%             2.69%               2.69%            1.44%

-------------------------

(#) An initial sales change will not be deducted from your purchase if you buy $1 million or more of class A shares, or if you are investing through a retirement plan and your class A purchase meets certain requirements. However, in either case, a contingent deferred sales charge (referred to as CDSC) of 1% may be deducted from your redemption proceeds if you redeem your investment within 12 months of your purchase. Class 529A shares are not subject to a CDSC.

(##) A redemption fee of 2.00% is imposed on proceeds from redemption and exchanges made within 5 business days after acquiring fund shares. The redemption fee does not apply to class R1 or class R2 shares or the 529 share classes. See "How to Purchase, Exchange and Redeem Shares -Other Considerations - Redemption Fee" in the fund's prospectus.

(1) The fund has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares and the services provided to you by your financial adviser (referred to as distribution and service fees). The maximum distribution and service fees under the plan are: 0.35% annually for class A shares (0.10% distribution fee and a 0.25% service fee); 0.50% annually for class R1, R2 and class 529A shares (0.25% distribution fee and a 0.25% service fee); and 1.00% annually for class B, class C, class 529B and class 529C shares (0.75% distribution fee and a 0.25% service fee). A portion of the class 529A distribution fee equal to 0.15% is not currently in effect and may be imposed only with the approval of the Board of Trustees which oversees the fund.

(2) "Other Expenses" are estimated for the fund's current fiscal year. The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may have entered or may enter into brokerage arrangements that reduce or recapture fund expenses. Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower.

(3) MFS has contractually agreed to bear the fund's expenses such that "Other Expenses" determined without giving effect to the expense reduction arrangement described above, do not exceed 0.10% annually for class A, class B, class C, class R1 and class I and 0.35% annually for class R2, class 529A, class 529B and class 529C. This expense limitation arrangement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs, expenses associated with the fund's investing activities and class-specific expenses. This contractual fee arrangement will continue until at least October 1, 2005, unless the Board of Trustees which oversees the fund does not object to MFS' notice to the Board of any earlier revision or rescission of this footnote.

     MFS has also voluntarily agreed to bear an additional 0.10% of the fund's "Other Expenses," determined without giving effect to the expense reduction arrangement described above, such that "Other Expenses" do not exceed 0.00% annually for class A, class B, class C, class R1 and class I and 0.25% annually for class R2, class 529A, class 529B and class 529C. MFS may terminate this voluntary expense reduction at any time. Because of this voluntary expense reduction of "Other Expenses," actual "Total of Net Expenses and Underlying Funds Operating Expenses" are expected to be:

     Class A        Class B         Class C         Class R1       Class R2
     -------        -------         -------         --------       --------
      1.69%          2.34%           2.34%           1.84%           2.09%
   Class 529A      Class 529B      Class 529C       Class I
   ----------      ----------      ----------       -------
      1.94%          2.59%           2.59%           1.34%

(4) In addition to the "Total Annual Fund Operating Expenses" which the fund bears directly, the fund's shareholders indirectly bear the expenses of the underlying funds in which the fund invests. The fund's estimated indirect expenses from investing in the underlying funds, based on its target weightings and underlying funds, are as shown in the table.

(5) "Other Expenses" include an annual 0.25% administrative service fee paid by the fund from assets attributable to class R2 shares to MFS for the provision by MFS or a third party of various administrative, recordkeeping and communication/educational services.

(6) Includes the program management fee described below under "Management of the Fund." The only fund-level fees and charges a 529 participant will incur are the fund's sales charges and expenses described in the table above and an annual account maintenance fee and miscellaneous other account fees which may be charged in connection with the administration of the participant's account. See the program description and materials available from your financial adviser for details about these account fees.



                The date of this Supplement is November 1, 2004.